Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Basis of Presentation
Basis of Preparation

The accompanying consolidated financial statements and notes of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The consolidated financial statements are stated in thousands of U.S. dollars (except share and per share data) unless otherwise indicated. We have reclassified certain prior period amounts to align with the current period presentation. All references to “U.S. dollars,” “U.S. dollar” and “$” refer to the currency of the United States of America. All references to "euro" and "€" refer to the currency introduced at the start of the third stage of the European Economic and Monetary Union pursuant to the Treaty on the Functioning of the European Union, as amended.

Use of Estimates
Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies on the balance sheet dates and the reported amounts of revenue and expense during the reporting periods.

We evaluate our estimates continuously and base them on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ from these estimates if the assumptions prove incorrect. To the extent there are material differences between actual results and these estimates, our future results could be materially and adversely affected. We believe the accounting policies described below require us to make significant judgments and estimates in the preparation of our consolidated financial statements.

Our most critical accounting estimates include revenue recognition, allowance for doubtful accounts and credit losses, income taxes, legal and other contingencies and evaluation of long-lived assets for impairment.

Principles of Consolidation
Principles of Consolidation

The consolidated financial statements include the accounts of the Parent and its controlled subsidiaries, which are primarily majority owned. Investments in other entities that we have the ability to control, through a majority voting interest or otherwise, or with respect to which we are the primary beneficiary, are consolidated. Intercompany accounts and transactions have been eliminated in the consolidation. Earnings or losses attributable to any non-controlling interests or redeemable non-controlling interests in a subsidiary are included in net income (loss) in the consolidated statements of operations.

Investments in affiliates, through which we have the ability to exercise significant influence, but do not control and with respect to which we are not the primary beneficiary, are accounted for using the equity method of accounting. Investments in affiliates through which we have no ability to exercise significant influence are accounted for using the cost method of accounting.

Foreign Currency Translation
Foreign Currency Translation

Assets and liabilities of subsidiaries located outside of the United States that have a local functional currency are translated to U.S. dollars at exchange rates in effect at the balance sheet date. Income and expense accounts for these subsidiaries are translated at the average exchange rates for the periods. Resulting translation adjustments are recorded as a component of accumulated other comprehensive income ("AOCI") within shareholders’ equity. We record gains and losses from currency transactions denominated in currencies other than the functional currency in the consolidated statement of operations.

Revenue Recognition

Revenue Recognition

We account for a contract with a customer when:

i.	we have written approval;

ii.	the contract is committed;

iii.	the rights of the parties, including payment terms, are identified;

iv.	the contract has commercial substance; and

v.	collectability of consideration is probable.

A performance obligation is a promise in a contract with a customer to transfer products or services that are distinct.  If we enter into two or more contracts at or near the same time, the contracts may be combined and accounted for as one contract, in which case we determine whether the services or products in the combined contract are distinct. A service or product that is promised to a customer is distinct if both of the following criteria are met:

•	The customer can benefit from the service or product either on its own or together with other resources that are readily available to the customer; and

•	Our promise to transfer the service or product to the customer is separately identifiable from other promises in the contract.

Revenue is recognized when (or as) control of a promised service or product transfers to a customer, in an amount that reflects the consideration (which represents the transaction price) to which we expect to be entitled in exchange for transferring that service or product. If the consideration promised in a contract includes a variable amount, we estimate the amount to which we expect to be entitled using either the expected value or most likely amount method. Our contracts may include terms that could cause variability in the consideration, including, for example, rebates, volume discounts, service-level penalties, and performance bonuses or other forms of contingent revenue.

Our standard payment terms dictate that payment is due upon receipt of invoice, payable within 30 days. Invoices are generally issued as control transfers and/or as services are rendered. Additionally, in determining the transaction price, we adjust the promised amount of consideration for the effects of the time value of money if the payment terms are not standard and the timing of payments agreed to by the parties to the contract provide the customer or the Company with a significant benefit of financing, in which case the contract contains a significant financing component. Most arrangements that contain a significant financing component include explicit financing terms.

We may include subcontractor services or third-party vendor services or products in certain arrangements. In these arrangements, revenue from sales of third-party vendor services or products are recorded net of costs when we are acting as an agent between the customer and the vendor, and gross when we are the principal for the transaction. To determine whether we are an agent or principal, we consider whether we obtain control of the services or products before they are transferred to the customer. In making this evaluation, several factors are considered, most notably whether we have primary responsibility for fulfillment to the customer, as well as inventory risk and pricing discretion.

Service Revenue

Service revenue is derived from the following sources:

•	Operating and Facilities Management Contracts;

•	Lottery Management Agreements ("LMA");

•	Machine Gaming; and

•	Other Services.

Operating and Facilities Management Contracts

Our revenue from operating contracts, primarily from the Italy segment, is derived from long-term exclusive operating licenses. Under operating contracts, we manage all the activities along the lottery value chain including collecting wagers, paying out prizes, managing all accounting and other back-office functions, running advertising and promotions, operating data transmission networks and processing centers, training staff, providing retailers with assistance, and supplying materials for the game. In most cases, the arrangement is a single performance obligation composed of a series of distinct services that are substantially the same and have the same pattern of transfer (e.g., distinct days of service).

Under operating contracts, we typically satisfy the performance obligation and recognize revenue over time because the customer simultaneously receives and consumes the benefits provided as we perform the services. The amount of consideration to which we are typically entitled is variable based on a percentage of sales. Revenue is typically recognized in the amount that we have the right to invoice the customer as this corresponds directly with the value to the customer of our completed performance. In arrangements where we are performing services on behalf of the government and the government is considered our customer, revenue is recognized net of prize payments, taxes, retailer commissions, and remittances to state authorities.

Under operating contracts, we are generally required to pay an upfront license fee. When such upfront license payments are made to our customers, the payment is recorded as a non-current asset and amortized ratably as a reduction of service revenue over the period of usage of the license.

Our revenue from facilities management contracts ("FMC") is generated by constructing, installing, and operating the online lottery system and related point-of-sale equipment. Under a typical FMC, we maintain ownership of the technology and are responsible for capital investments throughout the duration of the contract. FMCs typically include a wide range of support services that are provided throughout the contract and are part of the integrated solution that the customer has contracted to obtain. In most cases, the arrangement is a single performance obligation composed of a series of distinct services that are substantially the same and that have the same pattern of transfer. Under FMCs, we typically satisfy the performance obligation and recognize revenue over time because the customer simultaneously receives and consumes the benefits provided as we perform the services. The amount of transaction price to which we are entitled is typically variable based on a percentage of sales. Revenue is typically recognized in the amount that we have the right to invoice the customer, as this corresponds directly with the value to the customer of our completed performance.

Lottery Management Agreements

Our revenue from LMAs is primarily derived from two exclusive contracts within the North America Lottery segment. Similar to operating contracts, under LMAs we manage all the activities along the lottery value chain including collecting wagers, paying out prizes, managing all accounting and other back-office functions, running advertising and promotions, operating data transmission networks and processing centers, training staff, providing retailers with assistance and supplying materials for the game. The arrangement is a single performance obligation composed of a series of distinct services that are substantially the same and that have the same pattern of transfer (i.e., distinct days of service). In LMAs, we satisfy the performance obligation and recognize revenue over time because the customer simultaneously receives and consumes the benefits provided as we perform the services. These contracts are annual cost reimbursable contracts with incentives based on the achievement of contractual metrics. Annually, we estimate the amount of incentive to which we expect to be entitled and recognize the incentive and gross revenues on costs incurred as we perform the service. Changes in the annual estimated incentive are made cumulatively each reporting period.

Under LMAs, we can be required to pay an upfront license fee. When such upfront license payments are made to our customers, the payment is recorded as a non-current asset and amortized ratably as a reduction of service revenue over the period of usage of the license.

Machine Gaming

Our revenue from machine gaming services is generated by providing customers with proprietary land-based gaming systems and equipment under a variety of recurring revenue arrangements, including a percentage of coin-in (amounts wagered), a percentage of net win, or a fixed daily/monthly fee.

Included in machine gaming services are Wide Area Progressive ("WAP") systems. WAP systems consist of linked slot machines located in multiple casino properties, connected to a central computer system. WAP systems include a Company-sponsored progressive jackpot that increases with every wager until a player wins the top award combination. Casinos with WAP machines pay a percentage of the coin-in for services related to the design, assembly, installation, operation, maintenance, and marketing of the WAP systems, as well as funding and administration of Company-sponsored progressive jackpots. A portion of the total fee collected is allocated to the WAP jackpot. Since the jackpot is a payment to the customer, the portion allocated to the jackpot is classified as a reduction of revenue.

In some arrangements, there is a single performance obligation composed of a series of distinct services that are substantially the same and that have the same pattern of transfer (i.e., distinct days of service). The amount of transaction price to which we are entitled typically is variable based on a percentage of wagers. This results in revenue recognition that corresponds with the value to the customer for the services transferred in the amount that we have the right to invoice. In other arrangements where the end customer is the player, we record revenue net of prize payouts once the wagering outcome has been determined.

Other Services

We also generate revenue from other services, including sports betting and commercial services.

We provide sports betting technology to lotteries and commercial operators in regulated markets, primarily in Italy and other countries in Europe as well as in the U.S. We currently offer two types of sports betting services: fixed odds contracts and sports pools arrangements.

In fixed odds contracts, we establish and assume the risks related to the odds. The potential payout is fixed at the time bets are placed and we bear the risk of odds setting. We are responsible for collecting the wagers, paying prizes, and paying fees to retailers. We retain the remaining amounts as profits. Under these contracts, we record revenue net of prize payouts, once the wagering outcome has been determined.

Our revenue from sports pools arrangements is derived from the management of sports pools where the prizes are divided among those players who select the correct outcome. There are no odds involved in sports pools and each winner’s payoff depends on the number of players and the size of the pool. Under sports pools arrangements, we collect the wagers, pay prizes, pay a percentage fee to retailers, withhold our fee, and remit the balance to the respective regulatory agency. We assume no risk associated with sports pool wagering. We record revenue net of prize payouts, retailer commissions, and remittances to state authorities once the event occurs.

We also develop technology to enable lotteries to offer commercial services over their existing lottery infrastructure or over standalone networks separate from the lottery. Leveraging our distribution network and secure transaction processing, we offer high-volume processing of commercial transactions including: prepaid cellular telephone recharges, bill payments, e-vouchers and retail-based programs, electronic tax payments, stamp duty services, prepaid card recharges, and money transfers. These services are primarily offered outside of North America. In most cases, these arrangements are considered to be short in duration. The amount of transaction price that we are typically entitled to is variable based on the number of transactions processed. Revenue is typically recognized in the amount that we have the right to invoice the customer as this corresponds directly with the value to the customer of our completed performance.

Our contracts generally include other services, including telephone support, software maintenance, content licensing, hardware maintenance, and the right to receive unspecified upgrades or enhancements on a when-and-if-available basis, and other professional services. Fees earned for other professional services are generally recognized as service revenue in the period the service is performed (i.e., over the support period).

Product Sales

Product sales are derived from the following sources:

•	Lottery and gaming machines, including game content; and

•	Lottery and gaming systems and other.

Lottery and Gaming Machines, including Game Content

Our revenue from the sale of lottery and gaming machines includes game content, non-machine gaming services related equipment, licensing and royalty fees, and component parts (including game themes and electronics conversion kits). Our credit terms are predominantly short-term in nature. We also grant extended payment terms under contracts where the sale is typically secured by the related equipment sold. Revenue from the sale of lottery and gaming machines is recognized based upon the contractual terms of each arrangement, but predominantly upon transfer of physical possession of the goods or the lapse of customer acceptance provisions. If the sale of lottery and gaming machines include multiple performance obligations, these arrangements are accounted for under arrangements with multiple performance obligations, discussed below.

Lottery and Gaming Systems and Other

Our revenue from the sale of lottery systems and gaming systems typically includes multiple performance obligations, where we construct, sell, deliver and install a turnkey system (inclusive of point-of-sale terminals, if applicable) or deliver equipment and license the computer software for a fixed price, and the customer subsequently operates the system. These arrangements generally include customer acceptance provisions and general rights to terminate the contract if we are in breach of the contract or at the convenience of the customer. Such arrangements include hardware, software, and professional services. In these arrangements, the performance obligation is satisfied over time if the customer controls the asset as it is created (i.e., when the asset is built at the customer site) or if our performance does not create an asset with an alternative use and we have an enforceable right to payment plus a reasonable profit for performance completed to date. If revenue is not recognized over time, it is recognized based upon the contractual terms of each arrangement, but predominantly upon transfer of physical possession of the goods or the satisfaction of customer acceptance provisions. Our other product sales are primarily derived from the production and sales of instant ticket games under multi-year contracts. In these arrangements, the performance obligation is generally satisfied at a point in time (i.e., upon transfer of control of the game tickets to the customer) based on the contractual terms of each arrangement.

Arrangements with Multiple Performance Obligations

We often enter into contracts that consist of any combination of services and products based on the needs of our customers, which may include post-contract support for the software and a contract for post-warranty maintenance service for the hardware. These contracts consist of multiple services and products, whereby the hardware and software may be delivered in one period and the software support and hardware maintenance services are delivered over time.

To the extent that a service or product in an arrangement with multiple performance obligations is subject to other specific accounting guidance, that service or product is accounted for in accordance with such specific guidance.

For all other distinct services and products in these arrangements, the arrangement transaction price is allocated to each performance obligation on a relative standalone selling price basis or another method that depicts the amount of consideration to which we expect to be entitled in exchange for transferring the promised services or products. If the services and products are not distinct, we determine an appropriate measure of progress based on the nature of our overall promise for the single performance obligation.

To the extent we grant the customer the option to acquire additional services or products in one of these arrangements, we account for the option as a distinct performance obligation in the contract only if the option provides a material right to the customer that it would not receive without entering into the contract (i.e., a discount incremental to the range of discounts typically given for the service or product), in which case the customer in effect pays in advance for the option to purchase future services or products. We recognize revenue when those future services or products are transferred or when the option expires.

Standalone Selling Price

We allocate the transaction price to each performance obligation on a relative standalone selling price ("SSP") basis. The SSP is the price at which we would sell a promised service or product separately to a customer. In some instances, we are able to establish SSP based on the observable prices of services or products sold separately in comparable circumstances to a similar customer. We typically establish an SSP range for our services and products that are reassessed on a periodic basis or when facts and circumstances change.

In other instances, we may not be able to establish an SSP range based on observable prices and we estimate the SSP by considering multiple factors including, but not limited to, overall market conditions, including geographic or regional specific factors, competitive positioning, competitor actions, internal costs, profit objectives and pricing practices. Estimating SSP is a formal process that includes review and approval by management.

Contract Costs

Certain eligible, non-recurring costs incurred in the initial phases of service contracts are deferred and amortized ratably over the expected period of benefit, which includes anticipated contract renewals or extensions. Recurring operating costs in these contracts are recognized as incurred.

Practical Expedients and Exemptions

We report revenue net of any revenue-based taxes assessed by governmental authorities that are imposed on and concurrent with specific revenue-producing transactions.

We generally expense sales commissions when incurred because the amortization period would have been one year or less. These costs are recorded within selling, general and administrative expenses in our consolidated statements of operations. For certain of our long-term contracts, we capitalize and amortize incremental costs of obtaining a contract (e.g., sales commissions) on a straight-line basis over the expected customer relationship period if we expect to recover those costs.

We do not account for significant financing components if the period between when we transfer the promised service or product to the customer and when the customer pays for that service or product will be one year or less.

We do not disclose the value of unsatisfied performance obligations for (i) contracts with an original expected length of one year or less and (ii) contracts for which we recognize revenue at the amount that we have the right to invoice for services performed.

Contract Assets and Liabilities

Contract assets arise from contracts when revenue is recognized over time and the amount of revenue recognized exceeds the amount billed to the customer. These amounts are included in contract assets until the right to payment is no longer conditional on events other than the passage of time. Contract liabilities include deferred revenue, advance payments and billings in excess of revenue recognized.

Prior Accounting Standards

Upfront License Fees
Upfront License Fees

We periodically make long-term investments in contracts with customers and obtain licenses to supply products and services to the customers. As consideration, we pay license fees, which are classified as other non-current assets in the consolidated balance sheets. We recognize the amortization of the license fees as a reduction of service revenue over the estimated economic life of the license term. This method reflects the pattern in which economic benefits are expected to be realized. The recoverability of each payment is subject to significant estimates about future revenues related to the contracts' future cash flows. We evaluate these assets for impairment and update amortization rates on an agreement by agreement basis. The assets are reviewed for impairment whenever events or changes in circumstances indicate their carrying amount may not be recoverable. In periods in which payments are made to the customer, we classify the payment as a cash outflow from operating activities in the consolidated statements of cash flows.

Jackpot Accounting
Jackpot Accounting

We incur costs to fund jackpots and accrue jackpot liabilities with every wager on devices connected to a WAP system. Jackpot liabilities are estimated based on the size of the jackpot, the number of WAP units in service, variations and volume of play, and interest rate movements. Jackpots are generally payable to winners immediately, in the case of instant wins, or in equal annual installments over 20 to 26 years. Winners may elect to receive a lump sum payment for the present value of the jackpot discounted at applicable interest rates in lieu of periodic annual installments.

Jackpot liabilities are composed of payments due to previous winners, and amounts due to future winners of jackpots not yet won. Liabilities due to previous winners for periodic payments are carried at the accreted cost of a qualifying U.S. government or agency annuity investment that may be purchased at the time of the jackpot win. If the periodic liability is not initially funded with an annuity investment, it is discounted and accreted using the risk-free rate at the time of the jackpot win.

Liabilities due to future winners are recorded at the present value of the estimated amount of jackpots not yet won. We estimate the present value of these liabilities using current market rates, weighted with historical lump sum payout election ratios. Based on the most recent historical patterns, approximately 85% of winners will elect the lump sum payment option. The current portion of these liabilities are estimated based on historical experience with winner payment elections, in conjunction with the theoretical projected number of jackpots.

Cash and Cash Equivalents
Cash and Cash Equivalents

Cash and cash equivalents consist primarily of highly liquid investments purchased with an original maturity of three months or less at the date of acquisition, such as bank deposits, money market funds and interest bearing bank accounts with insignificant interest rate risk.

Restricted Cash and Cash Equivalents
Restricted Cash and Cash Equivalents

We are required by gaming regulation to maintain sufficient reserves in restricted cash accounts to be used for the purpose of funding payments to WAP jackpot winners. These restricted cash balances are based primarily on the jackpot meters displayed to slot players or for previously won jackpots and vary by jurisdiction. Under our Italian Lotto contract, we deposit wagers, net of prizes paid and retailer commissions retained by the retailer at point of sale, into bank accounts, the use of which is restricted based on the contract with our customer. Restricted cash is also maintained for interactive online player deposits, collections on factored and serviced receivables not yet paid through to the third-party owner, and for customer funds received in relation to the provision of our commercial services. These amounts are restricted based on the contracts with our customers or local regulations.

Restricted cash equivalents are primarily composed of publicly-traded foreign government and corporate bonds and mutual funds, and are valued using quoted market prices.

Allowance for Credit Losses
Allowance for Credit Losses

We maintain an allowance for credit losses for the estimated probable losses on uncollectible trade and customer financing receivables. The allowance is estimated based upon the credit-worthiness of our customers, historical experience and aging analysis, as well as current market and economic conditions. Receivables are written off against these allowances in the period they are determined to be uncollectible.

We determine our allowances for credit losses on customer financing receivables based on two classes: contracts and notes. Contracts include extended payment terms granted to qualifying customers for periods from one to six years and are typically secured by the related products sold. Notes consist of development financing loans granted to select customers to assist in the funding of new or expanding gaming facilities, generally under terms of one to seven years, and are secured by the developed property and/or other customer assets. Customer financing interest income is recognized based on market rates prevailing at issuance.

Fair Value of Financial Instruments
Fair Value of Financial Instruments

Financial Accounting Standards Board ("FASB") ASC 820, Fair Value Measurement, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement hierarchy prioritizes the inputs to valuation techniques used to measure fair value as follows:

•	Level 1: Valuations based on inputs such as unadjusted quoted prices for identical assets or liabilities in active markets that the entity has the ability to access.

•
Level 2: Valuations based on inputs other than Level 1 inputs such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities.

•	Level 3: Valuation based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument’s fair value classification is based on the lowest level of any input that is significant in the fair value measurement hierarchy. Valuation methods and assumptions used to estimate fair value, when Level 1 inputs are not available, are subject to judgments and changes in these factors can materially affect fair value estimates.

For financial assets and financial liabilities that are recognized at fair value on a recurring basis, we determine whether transfers have occurred between levels in the hierarchy by re-assessing categorization (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period.

The carrying amounts reported in the consolidated balance sheets for cash and cash equivalents, restricted cash, trade and other receivables, other current assets, accounts payable, and other current liabilities approximate fair value due to relatively short periods to maturity.

Derivative Financial Instruments
Derivative Financial Instruments

We use derivative financial instruments for the management of foreign currency risks and interest rate risks. We do not enter into derivatives for speculative purposes. Derivatives are recognized as either assets or liabilities in the consolidated balance sheet at fair value. All derivatives are recorded gross, except netting of foreign exchange contracts and counterparty netting of interest receivable and payable related to interest rate swaps, as applicable. The accounting for changes in the fair value of a derivative depends on the nature of the hedge and the hedge effectiveness. Derivative gains and losses are reported in the consolidated statements of cash flows consistent with the classification of the cash flows from the underlying hedged items.

For derivative instruments designated as cash flow hedges, gains and losses are recorded in other comprehensive income and are subsequently reclassified when the hedged item affects earnings. At that time, the amount is reclassified from other comprehensive income to the same income statement line as the earnings effect of the hedged item.

For derivative instruments designated as fair value hedges, changes in fair value are recorded in interest income (expense) and are offset by changes in the fair value of the underlying debt instrument due to changes in the benchmark interest rate.

For derivative instruments designated as net investment hedges, the spot portion of the derivative gain or loss is reported in foreign currency translation within other comprehensive income to offset any gains or losses on translation of the net investment in the subsidiary. All other components of the derivative fair value will be reported in income, as either interest income or interest expense, on an amortized basis.

Derivative instruments not designated as hedges are recognized in the consolidated balance sheet at fair value with the changes in fair value recorded in foreign exchange gain (loss), net, in the consolidated statements of operations.

Concentrations of Risk
Concentrations of Risks

Financial instruments that potentially subject us to concentration of credit risk consist principally of bank deposits, short and long-term investments, trade receivable, customer financing receivables and foreign currency exchange contracts. Deposits held with banks in the United States may exceed the amount of Federal Deposit Insurance Corporation ("FDIC") insurance provided on such deposits. Deposits held with banks outside the United States generally do not benefit from FDIC insurance. The majority of our day-to-day banking operations globally are maintained with major, financially sound counterparties with high-grade credit ratings, and we limit our exposure to any one counterparty.

We provide credit to customers in the normal course of business. Credit is extended to new customers based on checks of credit references, credit scores and industry reputation. Credit is extended to existing customers based on prior payment history and demonstrated financial stability. The credit risk associated with trade and customer financing receivables is generally limited due to the large number of customers and their geographic dispersion. We establish an allowance for the estimated uncollectible portion of trade and customer financing receivables. Product sales are generally dispersed among a large number of customers, minimizing the reliance on any particular customer or group of customers.

The counterparties to our foreign currency exchange contracts consist of a number of major financial institutions. In addition to limiting the amount of contracts we enter into with any one party, we monitor the credit quality of the counterparties on an ongoing basis.

We purchase or license many sophisticated components and products from one or a limited number of qualified suppliers. If any of our suppliers were to cancel or materially change contracts or commitments with the Company or fail to meet the quality or delivery requirements needed to satisfy customer orders for our products, we could lose customer orders. We attempt to minimize this risk by finding alternative suppliers or maintaining adequate inventory levels.

Inventories	Inventories Inventories are stated at the lower of cost (applying the first in, first out method) and net realizable value. Allowances are made for defective, obsolete or excess inventory.
Legal and Other Contingencies
Legal and Other Contingencies

Loss contingency provisions arising from a legal proceeding or claim are recorded for probable and estimable losses at the best estimate of a loss, or when a best estimate cannot be made, at the minimum estimated loss, the determination of which requires significant judgment. If it is reasonably possible but not probable that a liability has been incurred, or if the amount of a probable loss cannot be reasonably estimated, the amount or range of estimated loss is disclosed, if material. We evaluate our provisions for legal contingencies at least quarterly and, as appropriate, establish new provisions or adjust existing provisions to reflect the facts and circumstances known to us at the time, including information regarding negotiations, settlements, rulings and other relevant events and developments; the advice of counsel; and the assumptions and judgment of management. Legal costs are expensed as incurred.

Income Taxes
Income Taxes

Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the tax basis of assets and liabilities and their reported amounts using the enacted tax rates in effect for the year in which the differences are expected to reverse. Tax credits are generally recognized as reductions of income tax provisions in the year in which the credits arise. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The effect of a change in income tax rates is recognized as income or expense in the period that includes the enacted or substantively enacted date.

Accounting for uncertainty in income taxes recognized in the consolidated financial statements is in accordance with accounting authoritative guidance, which prescribes a two-step process to determine the amount of tax benefit to be recognized. First, the tax position must be evaluated to determine the likelihood that it will be sustained upon external examination. If the tax position is deemed "more likely than not" to be sustained, the tax position is then assessed to determine the amount of the benefit to recognize in the consolidated financial statements. The amount of the benefit that may be recognized is the largest amount that has a greater than 50 percent likelihood of being realized upon ultimate settlement.

We recognize interest and penalties related to unrecognized tax benefits on the provision for taxes line of the consolidated statement of operations. Accrued interest and penalties are included on the related tax liability line in the consolidated balance sheets.

At December 31, 2018, we finalized our policy and have elected to use the period cost method for global intangible low-taxed income ("GILTI") provisions and therefore have not recorded deferred taxes for basis differences expected to reverse in future periods.

Business Combinations
Business Combinations

We account for acquired subsidiaries using the acquisition method and accordingly, the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree are recorded at their acquisition date fair values. The excess of the costs of an acquired subsidiary over the net of the amounts assigned to identifiable assets acquired and liabilities incurred or assumed, is capitalized as goodwill. Acquisition and disposition related costs are included in transaction (income) expense, net in the consolidated statements of operations. Transaction (income) expense, net is composed of transaction costs on significant business combinations and gains and losses incurred on disposals of group entities or businesses. The results of operations of acquired subsidiaries are included in the consolidated financial statements from the date control is obtained.

Goodwill
Goodwill

Goodwill represents the excess of the costs of an acquisition, including the fair value of any contingent consideration, over the fair value of the amounts assigned to assets acquired and liabilities incurred or assumed of the acquired subsidiary at the date of acquisition. The primary drivers that generate goodwill are the value of synergies between the acquired subsidiary and the Company and the acquired assembled workforce, neither of which qualifies as a separately identifiable intangible asset. Goodwill is stated at cost less accumulated impairment losses.

Other Intangible Assets
Other Intangible Assets

Other intangible assets are stated at cost, less accumulated amortization and accumulated impairment losses, and include indefinite-lived and definite-lived intangible assets.

Indefinite-lived intangible assets are composed of trademarks for which there is no foreseeable limit of the period over which they are expected to generate net cash inflows. Definite-lived intangible assets, which are primarily composed of customer relationships, computer software and game library, licenses, and developed technologies, are capitalized and amortized on a straight-line basis over their estimated economic lives. Amortization of software-related intangibles is included in cost of services and cost of product sales and amortization of other intangible assets is included in selling, general and administrative expenses in the consolidated statement of operations.

The estimated economic lives of our definite-lived intangible assets are as follows:

Category	Estimated economic life
Networks	7 years
Sports and horse racing betting rights	7 years
Computer software and game library	3 - 14 years
Licenses	3 - 15 years
Trademarks	3 - 20 years
Developed technologies	5 - 14 years
Customer relationships	7 - 20 years
Other	3 - 17 years

Systems, Equipment and Other Assets Related to Contracts, Net and Property, Plant and Equipment, Net

Systems, Equipment and Other Assets Related to Contracts, Net and Property, Plant and Equipment, Net

We have two categories of fixed assets: systems, equipment and other assets related to contracts ("Systems & Equipment"); and property, plant and equipment ("PPE").

Systems & Equipment are assets that primarily support our operating contracts and facilities management contracts (collectively, the "Contracts") and are principally composed of lottery and gaming assets. PPE are assets we use internally, primarily in manufacturing, selling, general and administration, research and development ("R&D"), and commercial service applications not associated with Contracts.

Systems & Equipment and PPE are stated at cost, net of accumulated depreciation and accumulated impairment loss, if any. Depreciation commences when the asset is placed in service and is recognized on a straight-line basis over the estimated useful lives of the assets. Repair and maintenance costs, including planned maintenance, are expensed as incurred.

The estimated useful lives for Systems & Equipment depends on the type of cost as follows:

•	Lottery costs (such as terminals, mainframe computers, communications equipment, and software development costs); and

•	Commercial gaming machines.

Lottery costs are typically depreciated over their estimated useful lives, generally not to exceed 10 years, and commercial gaming machines over three to five years.

The estimated useful lives for PPE is 40 years for buildings and five to 10 years for furniture and equipment. Leasehold improvements are amortized over the shorter of the lease term or estimated useful life.

Evaluation of Lon-Lived Assets for Impairment
Evaluation of Long-Lived Assets for Impairment

Goodwill is tested for impairment annually, in the fourth quarter, or whenever events or changes in circumstances indicate the carrying amount may not be recoverable. In 2018, we changed our goodwill impairment testing date from November 1 to December 31 to better align with the timing and completion of our forecasting process. Goodwill is tested at the reporting unit level, which is one level below or the same level as an operating segment.

Goodwill is reviewed for impairment using either a qualitative assessment or a quantitative one-step process. The goodwill impairment test compares the fair value of a reporting unit with its carrying amount and an impairment loss is recognized for the amount by which the carrying amount exceeds the reporting unit's fair value, not to exceed the total amount of goodwill allocated to that reporting unit. In performing the goodwill impairment test, we estimate the fair value of the reporting units using an income approach that analyzes projected discounted cash flows.

Other indefinite-lived intangible assets other than goodwill are tested for impairment annually, in the fourth quarter, or whenever events or changes in circumstances indicate the carrying amount may not be recoverable. We first perform a qualitative assessment to determine whether it is more likely than not that the fair value of indefinite-lived intangible assets are less than their carrying amount and whether the quantitative analysis is necessary. The quantitative analysis compares the fair value of indefinite-lived intangible assets to their carrying amount and an impairment loss is recognized when the carrying amount exceeds the fair value.

Long-lived assets, other than goodwill and other indefinite-lived intangible assets, are tested for impairment whenever events or changes in circumstances indicate the carrying amount of those assets or asset groups may not be recoverable. An impairment loss is recognized only if the carrying amount is not recoverable and exceeds its fair value. The carrying amount is not recoverable if it exceeds the sum of the undiscounted forecasted cash flows resulting from the use and eventual disposition of such asset. An impairment loss is measured as the amount by which the carrying amount exceeds its fair value.

Research and Development and Capitalized Software Development Costs
Research and Development Costs

R&D costs, which include salaries and benefits, stock-based compensation, consultants' fees, facilities-related costs, material costs, depreciation and travel, are expensed as incurred.

Capitalized Software Development Costs

Costs incurred in the development of our externally-sold software products are expensed as incurred, except certain software development costs eligible for capitalization. Material software development costs incurred subsequent to establishing technological feasibility and through the general release of the software products are capitalized. Technological feasibility is demonstrated by the completion of a detailed program design or working model, if no program design is completed. Capitalized costs are amortized over the products’ estimated economic life to cost of product sales in the consolidated statement of operations.

Costs incurred in the development of software to be used only for services provided to customers are capitalized as internal-use software and amortized over the useful life to cost of services. Costs incurred in the development of software to be used only for internal use are capitalized as internal-use software and amortized over the useful life to selling, general and administrative expenses in the consolidated statement of operations.

Stock-Based Compensation
Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to directors and employees. Stock-based compensation cost is measured at the grant date, based on the estimated fair value of the award and recognized as expense, net of estimated forfeitures, over the vesting period. For awards that contain only a service vesting feature, compensation cost is recognized on a straight-line basis over the awards’ vesting period. For awards with a performance condition, when achievement of the performance condition is deemed probable, compensation cost is recognized on a graded-vesting basis over the awards’ expected vesting period.

Advertising	Advertising Advertising costs are expensed as incurred
New Accounting Standards - Recently Adopted and Not Yet Adopted
New Accounting Standards - Recently Adopted

In October 2018, the FASB issued ASU No. 2018-16, Derivatives and Hedging (Topic 815): Inclusion of the Secured Overnight Financing Rate (SOFR) Overnight Index Swap (OIS) Rate as a Benchmark Interest Rate for Hedge Accounting Purposes. This guidance is effective upon adoption of ASU No. 2017-12 which we early adopted in the fourth quarter of 2018 and is applied on a prospective basis for qualifying new or redesignated hedging relationships entered into on or after the adoption date. The adoption did not impact our hedging relationships and did not have a material impact on our consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-15, Intangibles - Goodwill and other - Internal-use software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That is a Service Contract ("ASU 2018-15"), which allows for capitalization of implementation costs incurred in a hosting arrangement that is a service contract. The capitalized costs are then expensed over the term of the hosting arrangement. We adopted ASU 2018-15 in the third quarter of 2018 and applied it prospectively. The adoption did not have a material impact on our consolidated financial statements.

In February 2018, the FASB issued ASU No. 2018-03, Technical Corrections and Improvements to Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities ("ASU 2018-03"), which provides clarity regarding measurement, presentation, and disclosure of equity securities, options, and forward contracts. We adopted ASU 2018-03 in the third quarter of 2018 and applied it prospectively. The adoption did not have a material impact on our consolidated financial statements.

In February 2018, the FASB issued ASU No. 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income ("ASU 2018-02"), which permits entities to reclassify tax effects stranded in AOCI as a result of tax reform to retained earnings. Companies that elect to reclassify these amounts must reclassify stranded tax effects for all items accounted for in AOCI. We adopted ASU 2018-02 in the first quarter of 2018 and applied it prospectively. The adoption did not have a material impact on our consolidated financial statements.

In August 2017, the FASB issued ASU No. 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities ("ASU 2017-12"), which expands and refines hedge accounting for both financial and non-financial risk components and aligns the recognition and presentation of the effects of the hedging instrument and the hedged item in the financial statements. ASU 2017-12 was adopted in the fourth quarter of 2018. The adoption did not have a material impact on our consolidated financial statements. The amended presentation and disclosure guidance was applied prospectively as required, therefore, no changes were made to our prior year consolidated financial statements.
In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business ("ASU 2017-01"), which clarifies the definition of a business in order to allow for the evaluation of whether transactions should be accounted for as acquisitions or disposals of assets or businesses. ASU 2017-01 was adopted in the first quarter of 2018 and did not have an impact on our consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash ("ASU 2016-18"), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.

We adopted ASU 2016-18 in the first quarter of 2018 on a retrospective basis with the following impacts to our consolidated statements of cash flows ($ thousands):

For the year ended December 31, 2017	Under Prior Accounting	Restricted Cash Adjustment	As Adjusted
Other assets and liabilities	(118,923)	(22,540)	(141,463)
Net cash provided by operating activities	685,928	(22,540)	663,388

Other	5,435	(3,099)	2,336
Net cash provided by investing activities	298,665	(3,099)	295,566

Net increase in cash and cash equivalents, and restricted cash and cash equivalents	737,621	(25,639)	711,982
Effect of exchange rate changes on cash and cash equivalents, and restricted cash and cash equivalents	25,703	26,429	52,132
Cash and cash equivalents, and restricted cash and cash equivalents at the beginning of the period	294,094	247,222	541,316
Cash and cash equivalents, and restricted cash and cash equivalents at the end of the period	1,057,418	248,012	1,305,430

For the year ended December 31, 2016	Under Prior Accounting	Restricted Cash Adjustment	As Adjusted
Accounts payable	(22,855)	59,917	37,062
Other assets and liabilities	(21,736)	(3,195)	(24,931)
Net cash provided by operating activities	281,332	56,722	338,054

Other	40,160	(23,456)	16,704
Net cash used in investing activities	(315,985)	(23,456)	(339,441)

Net decrease in cash and cash equivalents, and restricted cash and cash equivalents	(346,792)	33,266	(313,526)
Effect of exchange rate changes on cash and cash equivalents, and restricted cash and cash equivalents	13,402	(3,748)	9,654
Cash and cash equivalents, and restricted cash and cash equivalents at the beginning of the period (1)	627,484	217,704	845,188
Cash and cash equivalents, and restricted cash and cash equivalents at the end of the period	294,094	247,222	541,316
(1) In connection with the adoption of ASU 2016-18, the Company corrected its balance sheet as of January 1, 2016 to include an additional $48.6 million in restricted cash and cash equivalents which had previously been offset against current liabilities of the same amounts. Accordingly, the revised restricted cash and cash equivalents balance as of January 1, 2016 is $217.7 million which is included in the cash and cash equivalents, and restricted cash and cash equivalents at the beginning of the period in the schedule above as well as in the consolidated statements of cash flows.

In October 2016, the FASB issued ASU No. 2016-16, Income Taxes (Topic 740): Intra-Entity Transfer of Assets Other Than Inventory ("ASU 2016-16"), which eliminates the deferral of the tax effects of intra-entity asset transfers other than inventory. As a result, the income tax consequences from the intra-entity asset transfers other than inventory and associated changes to deferred taxes will be recognized when the transfer occurs. We adopted ASU 2016-16 in the first quarter of 2018 using the modified retrospective method. The adoption did not have a material impact on our consolidated financial statements.

In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments ("ASU 2016-15"), which reduces diversity in practice in financial reporting by clarifying certain existing principles in the statements of cash flows. ASU 2016-15 was adopted in the first quarter of 2018 and did not have a material impact on our consolidated financial statements.

In January 2016, the FASB issued ASU No. 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities ("ASU 2016-01"), which makes improvements specifically around recognition and measurement of financial assets and liabilities. ASU 2016-01 was adopted in the first quarter of 2018 and did not have a material impact on our consolidated financial statements.

In May 2014, the FASB issued ASC 606. The amended guidance, combined with all subsequent amendments, outlines a single comprehensive revenue model in accounting for revenue from contracts with customers. ASC 606 supersedes existing revenue recognition guidance under GAAP, including industry-specific guidance, and replaces it with a five-step revenue model with a core principle to recognize revenue when promised goods or services are transferred to customers in an amount that reflects the consideration that is expected to be received for those goods or services. Under ASC 606, more judgment and estimates are required within the revenue recognition process than required under prior GAAP, including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price, and allocating the transaction price to each separate performance obligation.

We adopted ASC 606 in the first quarter of 2018 using a modified retrospective application approach which was applied to customer contracts, in their modified state, that were not completed as of January 1, 2018. We recognized the cumulative effect of initially applying the new revenue recognition standard as an adjustment to beginning retained deficit.

On January 1, 2018, we recorded a pre-tax transition adjustment within retained deficit of $61.2 million ($50.9 million after tax) in our consolidated financial statements, primarily due to multi-year licenses, LMA incentives, and lottery machines wherein control transferred in advance of delivery. ASC 606 resulted in the reclassification of our jackpot expense from cost of services to a reduction of service revenue in our consolidated statements of operations. We did not experience significant changes to our business practices and systems to support the adoption of ASC 606. See Note 3, Revenue Recognition, for additional information on the adoption of ASC 606.

New Accounting Standards - Not Yet Adopted

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"), which provides guidance around disclosure requirements for fair value measurement of investments. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years, with early adoption permitted. We will adopt ASU 2018-13 upon the effective date and are currently evaluating the impact of adoption.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments ("ASU 2016-13"), which replaces the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. For trade and other receivables, loans and other financial instruments, we will be required to use a forward-looking expected loss model rather than the incurred loss model for recognizing credit losses which reflects losses that are probable. ASU 2016-13 will be effective beginning January 1, 2020, with early adoption permitted beginning January 1, 2018. Application of ASU 2016-13 is through a cumulative-effect adjustment to retained earnings as of the effective date. We are currently evaluating the impact and timing of adopting this guidance.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) ("ASU 2016-02") to increase transparency and comparability among organizations by recognizing lease assets and liabilities on the balance sheet and disclosing key information about leasing arrangements. In 2017 and 2018, the FASB amended ASU 2016-02. ASU 2016-02 and related amendments (collectively "ASC 842") are effective for the Company as of January 1, 2019. The Company will adopt ASC 842 using the optional transition method which will result in a cumulative effect adjustment to retained earnings on January 1, 2019. Additionally, we have elected to apply the package of practical expedients and to use hindsight in determining the lease term and assessing impairment.

As a lessee of real estate globally, we expect the adoption of ASC 842 to have a significant impact on the consolidated balance sheet due to the recognition of right of use ("ROU") assets and lease liabilities for existing operating leases. As a lessee, we will record a ROU asset and lease liability on the balance sheet for substantially all leases with initial lease terms longer than 12 months. There will not be a significant change to our consolidated statements of operations, comprehensive income, cash flows, or liquidity.

While lessor accounting is largely unchanged under ASC 842, certain of our lottery and gaming arrangements may include leases for implicitly or explicitly identified equipment installed at customer locations as part of our long-term technology service contracts. In these arrangements, we are typically compensated based on a percentage of sales or other forms of variable payment. While most of these leases will be classified as operating leases, certain of these are leases that could be classified as sales-type financing leases either at inception or upon modification of existing contracts in future periods. After electing the practical expedient to combine lease and non-lease components as the lessor for an operating lease, most contracts will fall under the guidance of ASC 606 because the predominant component of a technology service contract is for non-lease components.

We will continue to assess the anticipated impact of adopting this guidance on ongoing business policies and processes.

We do not currently expect that any other recently issued accounting guidance will have a significant effect on the consolidated financial statements.